Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
       25-Aug-99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
          (a)     The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                    no

                  Initial ADCB                                                                                 273,826,503

                                                                                        ADCB of
                                             ADCB of                                   Cumulative           Cumulative
                                            Cumulative              Cumulative     Defaulted Contracts       Net Loss
                                        Defaulted Contracts         Recoveries      net of Recoveries          Ratio
                                        -------------------         ----------      -----------------          -----

                    2 months prior         2,912,273.71            1,638,792.83          1,273,480.88                0.47%
                    1 month prior          3,049,624.69            1,890,218.61          1,159,406.08                0.42%
                    Current                3,051,199.47            2,055,710.32            995,489.15                0.36%
                                           ------------            ------------            ----------                -----
                    Average                3,004,365.96            1,861,573.92          1,142,792.04                0.42%

                    Annualized maximum Cumulative Net Loss Ratio                                                     1.00%
                    Average Cumulative Net Loss Ratio                                                                0.42%

   Cumulative Net Loss Ratio means, for any date of determination, the fraction
   (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                        no

C) An Event of Default has occurred and is continuing (yes/no)                                                     no

          (a)     failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)        no

          (b)     failure to pay the then outstanding principal amount of any Note, if any, on its                 no
                  related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                   no
-------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
       25-Aug-99

Obligor Event Trigger Determination
-----------------------------------

         The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)            n/a
         If the current period is less than 16 months after the closing date, one of the top five Obligors,
           as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                         n/a

       The Obligor Event has been cured (yes, if any of following is yes / no, if each of following
         is no / n/a if not applicable)                                                                            n/a
          a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                        n/a
          b)  a Recovery has been received with respect to the Defaulted Contract and no further
                Recoveries are expected                                                                            n/a
          c)  a Successor Servicer has been appointed                                                              n/a


An Obligor Event has occurred and is continuing                                                                    n/a


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                           273,826,503.00

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                0.00
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                    0.00%
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
            exceeds 10% (yes/no)                                                                                    no

5% Skipped Payment Limit Calculation
------------------------------------
        The percent of contracts with Skipped Payment modifications                                                0.25%
        The DCB exceeds 5% of the initial ADCB (yes/no)                                                              no
        Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date              n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------------------------------------------------------------------------------------

               (i)     The ADCB of all End-User Contracts with Obligors that are governmental entities or          0.00
                       municipalities exceeds 1.13% of the ADCB of the Contract Pool                                no

               (ii)    The ADCB of all End-User Contracts which finance, lease or are related to Software          0.28%
                       exceeds 3.88% of the ADCB of the Contract Pool                                               no

               (iii)   The ADCB of all End-User Contracts with Obligors who comprise the three largest             3.08%
                       Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the             no
                       ADCB of the Contract Pool

               (iv)    The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors      13.27%
                       (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of             no
                       the Contract Pool

               (v)     The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor    12.28%
                       Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool     no

               (vi)    The ADCB of all End-User Contracts with Obligors thereof located in a single State of the   7.33%
                       United States exceeds 17.73% of the ADCB of the Contract Pool                                no


Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       25-Aug-99
                                                                                    Collection                        Reserve
                                                                                      Account                           Fund
                                                                                    ----------                     ------------
Beginning Account Balance                                                                 0.00                     2,738,265.00
Investment Earnings                                                                  19,160.64                        11,454.35

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts less and less Servicer Advances plus
 Payaheads                                                                        3,584,391.00
Add: Prepayment Amounts                                                             211,493.80
Add: Recoveries                                                                     165,491.71
Add: Investment Earnings                                                             30,614.99                       (11,454.35)
Add: Late Charges                                                                     8,304.91
Add: Expired Lease Proceeds                                                               0.00
Add: Servicer Advances                                                            2,328,640.34



Available Amounts                                                                 6,328,936.75                     2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

(A) ** Indenture Trustee Fees (first in funds allocation during a Restricting             0.00
            Event or an Event of Default)
  (A)  Unreimbursed Servicer Advances                                                     0.00

  (B)  Monthly Servicing Fee, due and accrued, including any amounts unpaid          37,839.18

  (C)  Class A-1 Notes interest, due and accrued, including any amounts unpaid            0.00

  (D)  Class A-2 Notes interest, due and accrued, including any amounts unpaid      439,622.51

  (E)  Class B Notes interest, due and accrued, including any amounts unpaid         19,165.30

  (F)  Class C Notes interest, due and accrued, including any amounts unpaid         13,130.69

  (G)  Class D Notes interest, due and accrued, including any amounts unpaid         14,998.08

  (H)  The Class A-1 Principal Payment Amount                                             0.00

  (I)  The Class A-2 Principal Payment Amount                                     5,108,745.22

  (J)  The Class B Principal Payment Amount                                         218,946.22

  (K)  The Class C Principal Payment Amount                                         145,964.14

  (L)  The Class D Principal Payment Amount                                         145,964.14

  (M)  Amounts required to meet the Reserve Fund Amount                                   0.00                             0.00

 (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid
       (applicable only if an Obligor Event has occurred and is continuing)
                                                                                          0.00

  (N)  Any excess to Certificateholders                                             184,561.27

Distributions to Noteholders and Certificateholders                               6,328,936.75

Ending balance of accounts                                                                0.00                     2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
       25-Aug-99

       A Restricting Event has occurred and is continuing (yes\no)                                                    no

       Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                      0.00


Unreimbursed Servicer Advances
------------------------------

  (i)  Current month Unreimbursed Servicer Advances                                                                        0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                          0.00
 (iii) Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                          0.00
 (iv)  Unreimbursed Servicer Advances distributed                                                                          0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                                                                0.00




Servicing Fee Schedule
----------------------

  (i)  Servicing Fee Percentage                                                                                            0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                           90,814,038.58
 (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                        37,839.18
 (iv)  Servicing Fee accrued but not paid in prior periods                                                                 0.00
  (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                            37,839.18
 (vi)  Monthly Servicing Fee distributed                                                                              37,839.18
       Servicing Fee accrued but not paid                                                                                  0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                                                 0.00
  (i)  Class A-1 Interest Rate                                                                                           5.7325%
 (ii)  Number of days in Accrual Period                                                                                        0
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                             0.0000%
       Current Class A-1 interest due                                                                                      0.00
       Prior Class A-1 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-1 interest distribution                                                                                     0.00


Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                                        82,558,216.97
       Class A-2 Interest Rate                                                                                           6.3900%
       Class A-2 Interest Rate x 30/360                                                                                  0.5325%
       Current Class A-2 interest due                                                                                439,622.51
       Prior Class A-2 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-2 interest distribution                                                                               439,622.51


Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                                           3,538,209.26
       Class B Interest Rate                                                                                             6.5000%
       Class B Interest Rate x 30/360                                                                                    0.5417%
       Current Class B interest due                                                                                   19,165.30
       Prior Class B interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class B interest distribution                                                                                  19,165.30

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       25-Aug-99

Class C Interest Schedule
-------------------------

       Opening Class C principal balance                                                                           2,358,806.17
       Class C Interest Rate                                                                                             6.6800%
       Class C Interest Rate x 30/360                                                                                    0.5567%
       Current Class C interest due                                                                                   13,130.69
       Prior Class C interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class C interest distribution                                                                                  13,130.69


Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                                           2,358,806.17
       Class D  Interest Rate                                                                                            7.6300%
       Class D Interest Rate x 30/360                                                                                    0.6358%
       Current Class D interest due                                                                                   14,998.08
       Prior Class D interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class D interest distribution                                                                                  14,998.08

Class A-1 Principal Schedule
----------------------------
       Class A-1 Maturity Date                                                                                           9/25/98
  (i)  Opening Class A-1 principal balance                                                                                 0.00
 (ii)  ADCB as of last day of second preceding Collection Period                                                  90,814,038.58
 (iii) ADCB as of last day of immediately preceding Collection Period                                             85,194,418.84
       Expected Class A-1 Payment ( (ii) - (iii) )                                                                 5,619,619.74
 (iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                       0.00
       Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                      0.00
       Class A-1 Principal Payment Amount distribution                                                                     0.00
                             Shortfall                                                                                     0.00

       Class A-1 Principal Balance after current distribution                                                              0.00



Class A-2 Principal Schedule
----------------------------

  (i)  Opening Class A-2 principal balance                                                                        82,558,216.97
 (ii)  Applicable Class A-2 Percentage                                                                                    90.91%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       85,194,418.84
 (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                        77,449,471.75
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                          5,108,745.22
 (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                  5,108,745.22

       Class A-2 Principal Payment Amount distributed                                                              5,108,745.22
                             Shortfall                                                                                     0.00

       Class A-2 principal balance after current distribution                                                     77,449,471.75

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       25-Aug-99

Class B Principal Schedule
--------------------------

  (i)  Opening Class B principal balance                                                                           3,538,209.26
 (ii)  Applicable Class B Percentage                                                                                       3.90%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       85,194,418.84
 (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                           3,319,263.04
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            218,946.22
 (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                      218,946.22

       Class B Principal Payment Amount distributed                                                                  218,946.22
                             Shortfall                                                                                     0.00

       Class B principal balance after current distribution                                                        3,319,263.04



Class C Principal Schedule
--------------------------

  (i)  Opening Class C principal balance                                                                           2,358,806.17
 (ii)  Applicable Class C Percentage                                                                                       2.60%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       85,194,418.84
 (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                           2,212,842.03
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            145,964.14
 (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                      145,964.14

       Class C Principal Payment Amount distributed                                                                  145,964.14
                             Shortfall                                                                                     0.00

       Class C principal balance after current distribution                                                        2,212,842.03



Class D Principal Schedule
--------------------------

  (i)  Opening Class D principal balance                                                                           2,358,806.17
 (ii)  Applicable Class D Percentage                                                                                       2.60%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       85,194,418.84
 (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                           2,212,842.03
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            145,964.14
 (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                      145,964.14

       Class D Principal Payment Amount distributed                                                                  145,964.14
                             Shortfall                                                                                     0.00

       Class D principal balance after current distribution                                                        2,212,842.03


Reserve Fund Schedule
---------------------

       Prior month Reserve Fund balance                                                                            2,738,265.00
       Initial ADCB                                                                                              273,826,503.00
       Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                         2,738,265.00
                             (ii) outstanding principal of the Notes)
       Current period draw on Reserve Fund                                                                                 0.00
       Required deposit to Reserve Fund                                                                                    0.00
       Actual deposit to Reserve Fund                                                                                      0.00
       Interest Earned on Reserve Account                                                                             11,454.35
       Deposit to Certificateholder                                                                                        0.00
       Ending Reserve Fund balance                                                                                 2,738,265.00

       Ending Reserve Fund balance as a percentage of ADCB                                                                 3.21%


Servicing Fee Schedule
----------------------
       Servicing Fee during an Obligor Event                                                                               0.00
       Servicing Fee paid                                                                                                  0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
       25-Aug-99

                             CUSIP # 423327AA3
       Class A-1
       ---------
       Class A-1 principal balance                                                                        0.00
       Initial Class A-1 principal balance                                                       62,980,096.00

       Note factor                                                                                  0.000000000



                             CUSIP # 423327AB1
       Class A-2
       ---------
       Class A-2 principal balance                                                               77,449,471.75
       Initial Class A-2 principal balance                                                      191,678,552.00

       Note factor                                                                                  0.404059145



                             CUSIP # 423327AC9
       Class B
       -------
       Class B principal balance                                                                  3,319,263.04
       Initial Class B principal balance                                                          8,214,795.00

       Note factor                                                                                  0.404059145



                             CUSIP # 423327AD7
       Class C
       -------
       Class C principal balance                                                                  2,212,842.03
       Initial Class C principal balance                                                          5,476,530.00

       Note factor                                                                                  0.404059145




       Class D
       -------
       Class D principal balance                                                                  2,212,842.03
       Initial Class D principal balance                                                          5,476,530.00

       Note factor                                                                                  0.404059145

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
       25-Aug-99

ADCB as of the last day of the Collection Period                                                 85,194,418.84



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                1,574.78
Number of Defaulted Contracts as of the last day of the Collection Period                                    1
Defaulted Contracts as a percentage of ADCB (annualized)                                                  0.02%

DCB of Adjusted Contracts as of the last day of the Collection Period                                     0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                     0

DCB of Prepaid Contracts as of the last day of the Collection Period                                 84,178.47
Number of Prepaid Contracts as of the last day of the Collection Period                                      4

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period        0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection
 Period                                                                                                      0

DCB of Warranty Contracts as of the last day of the Collection Period                               607,867.34
Number of Warranty Contracts as of the last day of the Collection Period                                     4

DCB of repurchased Contracts as of the last day of the Collection Period                                  0.00
Number of repurchased Contracts as of the Collection Period                                                  0

DCB of Additional Contracts as of the last day of the Collection Period                                   0.00
Number of Additional Contracts as of the Collection Period                                                   0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period    165,491.71

Delinquencies                                                        Dollars                       Percent
                                                                     -------                       -------
       Current                                                     80,660,803.47                         94.20%
       31-60 days past due                                          2,733,552.00                          3.19%
       61-90 days past due                                            219,653.58                          0.26%
       Over 90 days past due                                        2,017,537.52                          2.36%
                                                                    ------------                          -----
       Total                                                       85,631,546.57                        100.00%

       31+ days past due                                            4,970,743.12                          5.80%



  (i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                   3,051,199.47
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                      2,055,710.32
       Cumulative net losses to date  ( (i) - (ii) )                                                995,489.15

                                 Static Information
       Initial ADCB                                                      273,826,503
       Discount Rate                                                          6.9239%
       Class A-1 Initial Principal Amount                                 62,980,096
       Class A-1 Interest Rate                                                5.7325%
       Class A-2 Initial Principal Amount                                191,678,552
       Class A-2 Interest Rate                                                6.3900%
       Class B Initial Principal Amount                                    8,214,795
       Class B Interest Rate                                                  6.5000%
       Class C Initial Principal Amount                                    5,476,530
       Class C Interest Rate                                                  6.6800%
       Class D Initial Principal Amount                                    5,476,530
       Class D Interest Rate                                                  7.6300%
       Reserve Fund Initial Deposit                                        2,738,265
       Class A-1 Maturity Date                                               09/25/98
       Classes A-2, B, C, & D Maturity Date                                  05/25/05
       Closing Date                                                          09/04/97